UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest event reported)
May 1, 2017

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

              REGAL BELOIT CORPORATION
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.        ☐

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On May 1, 2017, Regal Beloit Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of (i) electing six directors for terms expiring at the 2018 Annual Meeting of Shareholders; (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; (iii) holding a shareholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; and (iv) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending December 30, 2017.

As of the March 8, 2017 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 44,808,087 shares of the Company’s common stock were outstanding and eligible to vote.  A total of 42,703,036 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Christopher L. Doerr	41,079,829	221,720	13,107	1,388,380
Thomas J. Fischer	38,036,583	3,263,274	14,799	1,388,380
Mark J. Gliebe	40,306,664	996,864	11,128	1,388,380
Rakesh Sachdev	36,450,580	4,851,491	12,585	1,388,380
Curtis W. Stoelting	41,163,236	139,696	11,724	1,388,380
Jane L. Warner	41,080,560	250,916	13,180	1,388,380

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

40,113,874	1,171,613	29,169	1,388,380

Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

34,614,289	62,862	6,625,289	12,216	1,388,380

In light of the voting results with respect to this proposal, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Vote on ratification of the selection of Deloitte & Touche LLP as the independent auditors for 2017:

For	Against	Abstain

42,484,286	209,064	9,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION
Date: May 3, 2017	By: /s/ Thomas E. Valentyn Thomas E. Valentyn Vice President, General Counsel and Secretary